                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

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    / /  Soliciting Material Pursuant to Section 240.14a-12

                     Computer Associates International, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                EXPLANATORY NOTE

Computer Associates International, Inc., a Delaware corporation ("Computer Associates", "CA" or the "Company"), is filing the materials contained in this
Schedule 14A with the Securities and Exchange Commission on August 13, 2001 in connection with the solicitation of proxies for electing the board of directors of Computer Associates at the 2001 annual meeting of Computer Associates' stockholders.

THE FOLLOWING RELEASE WAS ISSUED OVER PR NEWSWIRE IN THE EVENING ON AUGUST 10, 2001:

                        ISS RECOMMENDS SHAREHOLDERS VOTE
                  "FOR" COMPUTER ASSOCIATES SLATE OF DIRECTORS

ISLANDIA, N.Y., August 10, 2001 - Computer Associates International, Inc. (NYSE:
CA) announced today that Institutional Shareholder Services ("ISS"), the nation's leading proxy voting advisory service, has recommended that its clients vote to elect CA's slate of nominees to the Company's Board of Directors. Each of CA's ten current directors will stand for election at the Company's annual meeting on August 29, 2001.

ISS, which provides proxy advisory services to institutional investors, mutual funds, and other fiduciaries, noted in its August 10, 2001 report, "We conclude that shareholders should vote in favor of the incumbent directors, thereby allowing management to continue its ongoing strategy to reposition CA for the future."

Charles B. Wang, Chairman and founder of CA, said, "We are very pleased that ISS, a highly respected independent advisor, recommends support for the election of management's slate of directors. This recommendation reaffirms our position that the Company's current leaders are the best choice to continue to grow CA in an increasingly complex market."

Sanjay Kumar, President and CEO of CA, said, "Under the leadership of our existing Board, CA's management and highly-dedicated employees have grown the Company to the world's fourth-largest software firm with a market capitalization of over $18 billion. In the last three years alone we have generated over $4.0 billion in cash from operations, while returning over $1.5 billion to shareholders in the form of dividends and share repurchases. We look forward to building on our track record to continue to provide shareholder value."

"We strongly encourage our shareholders to follow ISS's recommendation and vote to elect CA's slate of directors," concluded Kumar.

If shareholders have any questions with respect to voting, they are directed to call either MacKenzie Partners (1-800-322-2885, or collect at 1-212-929-5500 for international callers) or D.F. King & Co., Inc. (1-800-431-9642, or collect at 1-212-269-5550 for international callers), the firms CA retained to solicit proxies for its annual meeting.

Institutional Shareholder Services, based in Rockville, Md., is the leading provider of proxy voting and corporate governance services, serving more than 700 clients worldwide. ISS analysts research and recommend votes for 20,000 shareholder meetings each year.

ABOUT COMPUTER ASSOCIATES
Computer Associates International, Inc. (NYSE: CA) delivers the software that manages eBusiness. CA's world-class solutions address all aspects of eBusiness process management, information management, and infrastructure management in six focus areas: enterprise management, security, storage, eBusiness transformation and integration, portal and knowledge management, and predictive analysis and visualization. Founded in 1976, CA serves organizations in more than 100 countries, including 99 percent of the Fortune 500 companies. For more information, visit http://ca.com.

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(C) 2001 Computer Associates International, Inc. One Computer Associates Plaza, Islandia, N.Y. 11749. All trademarks, trade names, service marks, and logos referenced herein belong to their respective companies.

Statements herein concerning Computer Associates' future prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that future results will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the risks associated with changes in the company's business model; the risks associated with changes in the way in which the company accounts for license revenue; the difficulties of compiling pro forma financial information, given acquisitions over time; the significant percentage of CA's quarterly sales consummated in the last few days of the quarter making financial predictions especially difficult and raising a substantial risk of variance in actual results; changes in industry accounting guidance; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market; the risks associated with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either CA or its competition; risks associated with the entry into new markets such as professional services; the risks associated with integrating newly acquired businesses and technologies; dependency on large dollar licensing transactions; delays in product delivery; reliance on mainframe capacity growth; the ability to recruit and retain qualified personnel; business conditions in the distributed systems and mainframe software and hardware markets; uncertainty and volatility associated with Internet and eBusiness related activities; use of software patent rights to attempt to limit competition; fluctuations in foreign currency exchange rates and interest rates; the volatility of the international marketplace; uncertainties relative to global economic conditions; uncertainty in connection with litigation in which the company has been named as a defendant; changes in the sales compensation plan and its effects on the business; and other risks described in filings with the Securities and Exchange Commission.